                                                                EXHIBIT h(38)(g)

                                 AMENDMENT NO. 6
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware trust, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                           POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
---------------------                      -------------------                         ----------------------
AIM V.I. Aggressive Growth Fund            Fulcrum Variable Life Account of            Fulcrum Fund Variable Annuity
AIM V.I. Blue Chip Fund                    Allmerica Financial Life Insurance and
AIM V.I. Capital Appreciation Fund         Annuity Company
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Growth Fund                       FUVUL Separate Account of Allmerica         ValuPlus Assurance (First Union)
AIM V.I. High Yield Fund                   Financial Life Insurance and Annuity
AIM V.I. International Equity Fund         Company
AIM V.I. Value Fund
                                           Separate Account VA-P of Allmerica          Pioneer Vision; Pioneer C-Vision; and
                                           Financial Life Insurance and Annuity        Pioneer XtraVision; Pioneer No-Load
                                           Company

                                           Separate Account VA-K(Delaware) of          Delaware Medallion; Delaware Golden
                                           Allmerica Financial Life Insurance and      Medallion
                                           Annuity Company

                                           Separate Account VA-K of Allmerica          Agency Ultimate Advantage; Advantage,
                                           Financial Life Insurance and Annuity        ExecAnnuity; IVA; Fund Quest; Annuity
                                           Company                                     Scout

                                           Group VEL Account                           Executive Solutions

                                           Allmerica Select Separate Account           Select Reward, Select Resource (I,
                                                                                       II), Select Charter;  Select Acclaim;
                                                                                       Select Reward

                                           Allmerica Select Separate Account II        Select Life II
                                           (Life)

                                           Separate Account IMO                        Allmerica Select Life Plus, Allmerica
                                                                                       VUL 2001, VUL 2001 Survivorship

                                           Allmerica Select Separate Account III       Select III, VEL III

                                           Inheiritage Account                         Select Inheiritage

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2001


                                     1 of 2

                                                AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. MICHELLE GRACE                   By: /s/ Robert H. Graham
        -------------------------------             ----------------------------
Name:   P. Michelle Grace                       Name:  Robert H. Graham
Title:  Assistant Secretary                     Title: President


(SEAL)
                                                A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE                   By: /s/ ROBERT H. GRAHAM
        -------------------------------             ----------------------------
Name:   P. Michelle Grace                       Name:  Robert H. Graham
Title:  Assistant Secretary                     Title: Sr. Vice President



(SEAL)

                                                ALLMERICA FINANCIAL LIFE
                                                INSURANCE AND ANNUITY COMPANY


Attest: /s/ SARAH LATORRE                       By: /s/ MARK HUG
        -------------------------------             ----------------------------
Name:   Sarah Latorre                           Name: Mark Hug
        -------------------------------               --------------------------
Title:  Admin.                                  Title: CMO
        -------------------------------                -------------------------


(SEAL)


                                                ALLMERICA INVESTMENTS, INC.


Attest: /s/ KAREN WARRINGTON                    By: /s/ WILLIAM F. MONROE JR.
        -------------------------------             ----------------------------
Name:   Karen Warrinton                         Name: William F. Monroe Jr.
        -------------------------------               --------------------------
Title:  Admin. Ass't.                           Title: President
        -------------------------------                -------------------------

(SEAL)


                                     2 of 2